                                                                    Exhibit 99.1


                             LETTER OF TRANSMITTAL
                              JUST FOR FEET, INC.
                               Offer to Exchange
                11% Senior Subordinated Notes due 2009, Series B
                       for any and all of the outstanding
                     11% Senior Subordinated Notes due 2009

               Pursuant to the Prospectus dated ___________, 1999


--------------------------------------------------------------------------------
      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON        , 1999, UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                              The Bank of New York
                             (the "Exchange Agent")

                       By Hand, Overnight Courier or Mail
                              The Bank of New York
                            101 Barclay Street - 7E
                            New York, New York 10286
                             Reorganization Section

   By facsimile: (212) 815-4699.  Call (212) 815-_________ for confirmation.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned hereby acknowledges receipt of the Prospectus dated __________, 1999 (the "Prospectus") of Just For Feet, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11% Senior Subordinated Notes due 2009, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 11% Senior Subordinated Notes due 2009 (the "Old Notes"). The term "Expiration Date" shall mean 5:00 p.m., New
York City time, on                            , 1999, unless the Exchange Offer
is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     Valid acceptance of the terms of the Exchange Offer may be effected by a participant in The Depository Trust Company ("DTC") tendering Notes through the DTC's Automated Tender Offer Program ("ATOP") where the Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to the DTC through ATOP, and then the DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at the DTC and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in the DTC will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against DTC participants. The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Old Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. See "The Exchange Offer -- Conditions" in the Prospectus. This Letter of Transmittal is to be completed by a holder of Old Notes if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the DTC pursuant to the book-entry transfer procedures set forth under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Holders who wish to tender their Old Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (a) deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (b) deliver a confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and otherwise complete the procedures for book-entry transfer, may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth under "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Delivery of documents to DTC or the Company does not constitute delivery to the Exchange Agent.

     Please list on the next page the Old Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and the Principal Amounts should be listed on a separately signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------------
                      DESCRIPTION OF SENIOR SUBORDINATED NOTES TENDERED HEREBY
----------------------------------------------------------------------------------------------------------
                                                                          Aggregate
                                                                          Principal            Principal
Name(s) and Address(es) of Registered Owner(s)    Certificate or          Amount Represented   Amount
(Please fill in)                                  Registration Numbers*   by Old Notes         Tendered**
----------------------------------------------------------------------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

----------------------------------------------------------------------------------------------------------
 *  Need not be completed by Book-Entry Holders.
**  Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes.  All tenders must be in integral multiples of
    $1,000.
----------------------------------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution
                                  ----------------------------------------------
    Account Number
                   -------------------------------------------------------------
    Transaction Code Number
                            ----------------------------------------------------

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name of Registered Holder(s)
                                 -----------------------------------------------
    Window Ticket Number (if any)
                                  ----------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
    Name of Eligible Institution that Guaranteed Delivery
                                                          ----------------------
    If delivered by book-entry transfer:
    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number
                   -------------------------------------------------------------
    Transaction Code Number
                            ----------------------------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name
         -----------------------------------------------------------------------
    Address
            --------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned; (ii) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act; (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes; and (iii) the undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (a) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (b) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom. If the exchange offeree is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).

--------------------------------------------------------    ----------------------------------------------------
           SPECIAL REGISTRATION INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS

    To be completed ONLY if the Exchange Notes                  To be completed ONLY if the Exchange
 are  to  be  issued in the name of someone                  Notes are to be sent to someone other than the
 other than the undersigned.                                 undersigned, or to the undersigned at an address
                                                             other than that shown above under "Description of
 Name                                                        Senior Subordinated Notes Tendered Hereby."
     -------------------------------------------------
 Address                                                     Name
        ----------------------------------------------            ---------------------------------------------
                                                             Address
 -----------------------------------------------------               ------------------------------------------

 Book-Entry Transfer Facility Account:                       --------------------------------------------------

 -----------------------------------------------------

 Employer Identification or Social Security Number:

 -----------------------------------------------------
               (Please print or type)                                           (Please print or type)
--------------------------------------------------------    ----------------------------------------------------

--------------------------------------------------------------------------------
              SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS
         (In addition, complete Substitute Form W-9 on following page)

 X
   ----------------------------------------------------------------------------
 X
   ----------------------------------------------------------------------------
                    (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

 Name and Capacity (full title):
                                 ----------------------------------------------
 Address (including zip code):
                               ------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 Area Code and Telephone Number:
                                 ----------------------------------------------
 Taxpayer Identification or Social Security Number:
                                                    ---------------------------
 Dated:
        ------------------------------

                              SIGNATURE GUARANTEE
                      (If Required -- See Instruction 4)

 Authorized Signature:
                       --------------------------------------------------------
                         (Signature of Representative of Signature Guarantor) Name and Title:
                 --------------------------------------------------------------
 Name of Plan:
               ----------------------------------------------------------------
 Area Code and Telephone Number:
                                 ----------------------------------------------
                                             (Please print or type)
 Dated:
        ---------------------------
--------------------------------------------------------------------------------

                       PAYOR'S NAME: JUST FOR FEET, INC.
             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED
                                      ----

Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are subject to backup withholding.

--------------------------------------------------------------------------------------------------------
SUBSTITUTE                Part 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT
                          RIGHT AND CERTIFY BY SIGNING AND DATING
FORM W-9                  BELOW.
                                                                              ------------------------
                                                                                   SOCIAL SECURITY
                                                                                       NUMBER
                                                                                     OR EMPLOYER
                                                                                IDENTIFICATION NUMBER
                        --------------------------------------------------------------------------------
                         Part 2-CHECK THE BOX IF YOU ARE NOT SUBJECT TO
                         BACKUP WITHHOLDING UNDER THE PROVISIONS OF
DEPARTMENT OF THE        SECTION 3406(A) (1) (C) OF THE INTERNAL REVENUE
TREASURY                 CODE BECAUSE (1) YOU ARE EXEMPT FROM BACKUP
                         WITHHOLDING, (2) YOU HAVE NOT BEEN NOTIFIED THAT               Part 3 -
INTERNAL REVENUE         YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A                 AWAITING TIN [_]
SERVICE                  RESULT OF FAILURE TO REPORT ALL INTEREST OR
                         DIVIDENDS OR (3) THE INTERNAL REVENUE SERVICE
                         HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT
                         TO BACKUP WITHHOLDING. [_]
                        --------------------------------------------------------------------------------
                         CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE
PAYOR'S REQUEST FOR      INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
TAXPAYER
IDENTIFICATION           SIGNATURE:                                          DATE:
NUMBER ("TIN")                      -------------------------------------          --------------------

--------------------------------------------------------------------------------------------------------

NOTE: ANY FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

 I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD, UNTIL I PROVIDE A NUMBER.


 --------------------------------------------------    ------------------------
                     SIGNATURE                                   DATE

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

1.  Delivery of this Letter of Transmittal and Certificates.

     All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the 144A Notes and all other required documents is at the election and risk of the Holder. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.  Guaranteed Delivery Procedures.

     Holders who wish to tender their 144A Notes, and (i) whose Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

        a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

        b. prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate or registration number(s) of such 144A Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Old Notes to be tendered in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

        c. such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered 144A Notes in proper form for transfer (or a confirmation of book-entry transfer of such 144A Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.  Partial Tenders; Withdrawals.

     If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Senior Subordinated Notes Tendered Hereby." A newly issued 144A Note for the principal amount of 144A Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All 144A Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Any 144A Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of 144A Notes are irrevocable. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the 144A Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Old Notes, or, in the case of 144A Notes transferred by book-entry transfer, the name and number of the account at the DTC to be credited),
(iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such 144A Notes into the name of the Depositor withdrawing the tender, (iv) specify the name in which such 144A Notes are to be registered, if different from that of the Depositor and (v) include a statement that such holder is withdrawing his election to have such Old Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the 144A Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

     If any of the 144A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of 144A Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the 144A Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of 144A Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.  Special Registration and Delivery Instructions.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder's account at the Depository.

6.  Transfer Taxes.

     The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if tendered 144A Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of 144A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in the Letter of Transmittal.

7.  Waiver of Conditions.

     The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.  Mutilated, Lost, Stolen or Destroyed Notes.

     Any Holder whose 144A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Eric L. Tyra, Just For Feet, Inc., 7400 Cahaba Valley Parkway, Birmingham, Alabama 35242; telephone: (205) 408-3000 (collect).

10. Validity and Form.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any 144A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular 144A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of 144A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any 144A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50

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penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Old Notes may be subject to backup withholding.

     Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Old Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

What Number to Give the Exchange Agent

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the 144A Notes. If Old Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

Certificate of Awaiting Taxpayer Identification Number

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with 144A Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

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